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                                                               Exhibit 10(ll)

                       SECOND ADDITIONAL REVOLVING CREDIT NOTE


$3,000,000                                                 December 29, 1997

    FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMCAST, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of THREE MILLION DOLLARS ($3,000,000) or such lesser sum as may from time to time be outstanding under the terms of the Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement").

    The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

    The principal balance of this Note shall be reduced as provided in the Credit Agreement and the remaining balance shall become due and payable on July 15, 1998 and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). This Note replaces an Additional Revolving Credit Note dated December 19, 1997 in the principal amount of $1,500,000. The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

    No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.


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    This Note shall be governed and construed under the laws of the
Commonwealth of Massachusetts and shall be deemed to be under seal.

                               STARMET CORPORATION

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: VP Finance


                               STARMET POWDERS, LLC

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer

                              STARMET AEROCAST, LLC

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer

                               STARMET COMCAST, LLC

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer


                               STARMET NMI CORPORATION


WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer


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                               STARMET CMI CORPORATION

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer


                               STARMET HOLDINGS CORPORATION

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer


                               NMI FOREIGN SALES CORPORATION

WITNESS: /s/ Rebecca Perry     By: /s/ James M. Spiezio
         -----------------        ---------------------
                               Name: James M. Spiezio
                               Title: Treasurer